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                                                                                                                      EXHIBIT (e)(4)

   SERVICE REQUEST

                                                                                                            PLATINUM INVESTOR(R) III
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                                                                                                               AMERICAN GENERAL LIFE
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PLATINUM INVESTOR(R)III - FIXED OPTION            >>                  MFS(R)Variable Insurance Trust
   .  Division 301 - AGL Declared Fixed Interest Account>>              .>>  Division 284 - MFS(R)VIT Core Equity
PLATINUM INVESTOR(R)III - VARIABLE DIVISIONS                           .>>   Division 282 - MFS(R)VIT Growth
The Alger Portfolios                                                   .>>   Division 285 - MFS(R)VIT New Discovery
   .  Division 314 - Alger Capital Appreciation                        .>>   Division 283 - MFS VIT Research
   .  Division 313 - Alger Mid Cap Growth  >>                        Neuberger Berman Advisers Management Trust
American Century(R)Variable Portfolios, Inc.                           .>>   Division 286 - AMT Mid Cap Growth
   .  Division 262 - VP Value                                        Oppenheimer Variable Account Funds
Dreyfus Investment Portfolios       >>                                    >> Division 310 - Oppenheimer Capital Income
   .  Division 273 - MidCap Stock                     >>                .>>  Division 311 - Oppenheimer Global
Dreyfus Variable Investment Fund                         >>           PIMCO Variable Insurance Trust
   .  Division 272 - Opportunistic Small Cap                   >>      .>>   Division 429 - PIMCO
   .  Division 271 - Quality Bond                                                        CommodityRealReturn Strategy
Fidelity Variable Insurance Products                                   .>>   Division 288 - PIMCO Real Return
   .  Division 277 - VIP Asset Manager                                 .>>   Division 287 - PIMCO Short-Term
   .  Division 276 - VIP Contrafund(R)                                 .>>   Division 289 - PIMCO Total Return
   .  Division 274 - VIP Equity-Income              >>                  Pioneer Variable Contracts Trust
   .  Division 425 - VIP Freedom 2020            >>                      .>> Division 422 - Pioneer Fund VCT
   .  Division 426 - VIP Freedom 2025                                  .>>   Division 428 - Pioneer Mid Cap Value VCT
   .  Division 427 - VIP Freedom 2030                                  .>>   Division 423 - Pioneer Select Mid Cap Growth VCT
   .  Division 275 - VIP Growth                                      Putnam Variable Trust
   .  Division 308 - VIP Mid Cap                                       .>>   Division 290 - Putnam VT Diversified Income
Franklin Templeton Variable Insurance Products Trust                   .>>   Division 291 - Putnam VT Growth and Income
   .  Division 309 - VIP Franklin Small                                .>>   Division 292 - Putnam VT International Value
                     Cap Value Securities                            SunAmerica Series Trust
   .  Division 302 - VIP Franklin U.S. Government                      .>>   Division 307 - ST Aggressive Growth
   .  Division 303 - VIP Mutual Shares Securities                      .>>   Division 306 - ST Balanced
   .  Division 304 - VIP Templeton Foreign Securities                The Universal Institutional Funds, Inc.
Goldman Sachs Variable Insurance Trust                                 .>>   Division 295 - Growth
   .  Division 421 - Goldman Sachs Strategic Growth                  VALIC Company I
Invesco Variable Insurance Funds                                       .>>   Division 263 - International Equities
   .  Division 424 - Invesco V.I. Core Equity                          .>>   Division 264 - Mid Cap Index
   .  Division 305 - Invesco V.I. Growth and Income                    .>>   Division 265 - Money Market I
   .  Division 410 - Invesco V.I. High Yield                           .>>   Division 266 - Nasdaq-100(R)Index
   .  Division 260 - Invesco V.I. International Growth                 .>>   Division 269 - Science & Technology
Janus Aspen Series                                                     .>>   Division 268 - Small Cap Index
   .  Division 280 - Enterprise                                        .>>   Division 267 - Stock Index
   .  Division 279 - Global Research                                 Vanguard Variable Insurance Fund
   .  Division 278 - Overseas                                          .>>   Division 297 - VIF High Yield Bond
JPMorgan Insurance Trust                                               .  Division 298 - VIF REIT Index
   .  Division 927 - JPMorgan Mid Cap Value
   .  Division 281 - JPMorgan Small Cap Core

AGLC0223 Rev 1204                                                                                                            Rev0413
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AMERICAN GENERAL                                                                                   VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653

[ ] POLICY        1. POLICY #:___________________________________   Insured: _______________________________________________________
    IDENTIFICATION
COMPLETE THIS        Address: _______________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.        Primary Owner (If other than an insured): ______________________________________________

                     Address: _______________________________________________________________________________ New Address (yes) (no)

                     Primary Owner's S.S. No. or Tax l.D. No.____________________ Phone Number: (      ) __________-________________

                     Joint Owner (If applicable): ___________________________________________________________

                     Address: _______________________________________________________________________________ New Address (yes) (no)

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[ ] NAME CHANGE   2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name  Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,      ____________________________________________________     ______________________________________________________
Payor or Beneficiary
has changed. (Please Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

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[ ] CHANGE IN     3. INVESTMENT DIVISION                          PREM % DED % INVESTMENT DIVISION                      PREM % DED %
    ALLOCATION       (301) AGL Declared Fixed Interest Account    _____ _____  MFS(R)Variable Insurance Trust           _____ _____
    PERCENTAGES      The Alger Portfolios                           >>            (284) MFS(R)VIT Core Equity*             _____
_____
Use this section to  (314) Alger Capital Appreciation             _____ _____  (282) MFS(R)VIT Growth*                  _____ _____
indicate how         (313) Alger Mid Cap Growth                     >>            (285) MFS(R)VIT New Discovery            _____
_____
premiums or monthly  American Century(R)Variable Portfolios, Inc.>>               (283) MFS(R)VIT Research                 _____
_____
deductions are to be (262) VP Value                               _____ _____  Neuberger Berman Advisers
allocated. Total     Dreyfus Investment Portfolios                  >>         Management Trust
allocation in each   (273) MidCap Stock*                          _____ _____  (286) AMT Mid Cap Growth                 _____ _____
column must equal    Dreyfus Variable Investment Fund               >>         Oppenheimer Variable Account Funds
100%; whole numbers  (272) Opportunistic Small Cap*               _____ _____  (310) Oppenheimer Capital Income         _____ _____
only.                (271) Quality Bond*                          _____ _____  (311) Oppenheimer Global                 _____ _____
* These investment   Fidelity Variable Insurance Products           >>         PIMCO Variable Insurance Trust
options are          (277) VIP Asset Manager                      _____ _____  (429) PIMCO                              _____ _____
available only for   (276) VIP Contrafund(R)                      _____ _____  CommodityRealReturn Strategy
owners whose         (274) VIP Equity-Income                      _____ _____  (288) PIMCO Real Return                  _____ _____
policies were        (425) VIP Freedom 2020                       _____ _____  (287) PIMCO Short-Term                   _____ _____
effective before     (426) VIP Freedom 2025                       _____ _____  (289) PIMCO Total Return                 _____ _____
5/1/06.              (427) VIP Freedom 2030                       _____ _____  Pioneer Variable Contracts Trust
** These investment  (275) VIP Growth                             _____ _____  (422) Pioneer Fund VCT**                 _____ _____
available only for   (308) VIP Mid Cap                            _____ _____  (428) Pioneer Mid Cap Value VCT          _____ _____
owners who had       Franklin Templeton Variable Insurance          >>         (423) Pioneer Select Mid Cap Growth VCT**_____ _____
Accumulation Value   Products Trust                                 >>         Putnam Variable Trust
invested in such     (309) VIP Franklin Small Cap Value Securities_____ _____  (290) Putnam VT Diversified Income       _____ _____
fund or portfolio    (302) VIP Franklin U.S. Government           _____ _____  (291) Putnam VT Growth and Income*       _____ _____
on 12/10/04.         (303) VIP Mutual Shares Securities           _____ _____  (292) Putnam VT International Value      _____ _____
*** These investment (304) VIP Templeton Foreign Securities       _____ _____  SunAmerica Series Trust
options are not      Goldman Sachs Variable Insurance Trust         >>         (307) ST Aggressive Growth               _____ _____
available for any    (421) Goldman Sachs                                _____  (306) ST Balanced                        _____ _____
purpose except to    Strategic Growth***                            NA  _____  The Universal Institutional Funds, Inc.
transfer             Invesco Variable Insurance Funds               >>         (295) Growth*                            _____ _____
Accumulation Value   (424) Invesco V.I. Core Equity*              _____ _____  VALIC Company I
to other investment  (305) Invesco V.I. Growth and Income         _____ _____  (263) International Equities             _____ _____
options.             (410) Invesco V.I. High Yield*               _____ _____  (264) Mid Cap Index                      _____ _____
                     (260) Invesco V.I. International Growth      _____ _____  (265) Money Market I                     _____ _____
                     Janus Aspen Series                             >>         (266) Nasdaq-100(R)Index                 _____ _____
                     (280) Enterprise                             _____ _____  (269) Science & Technology               _____ _____
                     (279) Global Research*                       _____ _____  (268) Small Cap Index                    _____ _____
                     (278) Overseas                               _____ _____  (267) Stock Index                        _____ _____
                     JPMorgan Insurance Trust                       >>         Vanguard Variable Insurance Fund
                     (927) JPMorgan Mid Cap Value***                NA  _____  (297) VIF High Yield Bond                _____ _____
                     (281) JPMorgan Small Cap Core                _____ _____  (298) VIF REIT Index                     _____ _____
                                                                               Other:___________________                _____ _____
                                                                                                                         100% 100%

AGLC0223 Rev1204                                              Page 2 of 5                                                    Rev0413
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[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form and "Void"
frequency and/or                                                                 Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

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[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy. If be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
a full duplicate     AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

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[ ] DOLLAR COST   6. Day of the month for transfers ____________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)  Frequency of transfers: _____ Monthly _____ Quarterly _____ Semi-Annually _____ Annually
    ($5,000 MINIMUM  DCA to be made from the following investment option: ___________________________________
    BEGINNING        Transfer: $_______________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)
An amount can be    The Alger Portfolios                                       MFS(R)Variable Insurance Trust
systematically      (314) Alger Capital Appreciation             $___________  (284) MFS(R)VIT Core Equity*             $___________
transferred from    (313) Alger Mid Cap Growth                   $___________  (282) MFS(R)VIT Growth*                  $___________
any one investment  American Century(R)Variable Portfolios, Inc.               (285) MFS(R)VIT New Discovery            $___________
option and directed (262) VP Value                               $___________  (283) MFS(R)VIT Research                 $___________
to one or more of   Dreyfus Investment Portfolios                              Neuberger Berman Advisers
the investment      (273) MidCap Stock*                          $___________  Management Trust
options below. The  Dreyfus Variable Investment Fund                           (286) AMT Mid Cap Growth                 $___________
AGL Declared Fixed  (272) Opportunistic Small Cap*               $___________  Oppenheimer Variable Account Funds
Interest Account is (271) Quality Bond*                          $___________  (310) Oppenheimer Capital Income         $___________
not available for   Fidelity Variable Insurance Products                       (311) Oppenheimer Global                 $___________
DCA. Please refer to(277) VIP Asset Manager                      $___________  PIMCO Variable Insurance Trust
the prospectus for  (276) VIP Contrafund(R)                      $___________  (429) PIMCO
more information on (274) VIP Equity-Income                      $___________  CommodityRealReturn Strategy             $___________
the DCA option.     (425) VIP Freedom 2020                       $___________  (288) PIMCO Real Return                  $___________
NOTE: DCA is not    (426) VIP Freedom 2025                       $___________  (287) PIMCO Short-Term                   $___________
available if the    (427) VIP Freedom 2030                       $___________  (289) PIMCO Total Return                 $___________
Automatic           (275) VIP Growth                             $___________  Pioneer Variable Contracts Trust
Rebalancing option  (308) VIP Mid Cap                            $___________  (422) Pioneer Fund VCT**                 $___________
has been chosen.    Franklin Templeton Variable Insurance                      (428) Pioneer Mid Cap Value VCT          $___________
                    Products Trust                                             (423) Pioneer Select Mid Cap Growth VCT**$___________

* These investment  (302) VIP Franklin U.S. Government           $___________  (290) Putnam VT Diversified Income       $___________
options are         (303) VIP Mutual Shares Securities           $___________  (291) Putnam VT Growth and Income*       $___________
available only for  (304) VIP Templeton Foreign Securities       $___________  (292) Putnam VT International Value      $___________
owners whose        Invesco Variable Insurance Funds                           SunAmerica Series Trust
 policies were      (424) Invesco V.I. Core Equity*              $___________  (307) ST Aggressive Growth               $___________
effective before    (305) Invesco V.I. Growth and Income         $___________  (306) ST Balanced                        $___________
 5/1/06.            (410) Invesco V.I. High Yield*               $___________  The Universal Institutional Funds, Inc.
                    (260) Invesco V.I. International Growth      $___________  (295) Growth*                            $___________
** These investment Janus Aspen Series                                         VALIC Company I
options are         (280) Enterprise                             $___________  (263) International Equities             $___________
available only for  (279) Global Research*                       $___________  (264) Mid Cap Index                      $___________
owners who had      (278) Overseas                               $___________  (265) Money Market I                     $___________
Accumulation Value  JPMorgan Insurance Trust                                   (266) Nasdaq-100(R)Index                 $___________
invested in such    (281) JPMorgan Small Cap Core                $___________  (269) Science & Technology               $___________
fund or portfolio                                                              (268) Small Cap Index                    $___________
 on 12/10/04.                                                                  (267) Stock Index                        $___________
                                                                               Vanguard Variable Insurance Fund
                                                                               (297) VIF High Yield Bond                $___________
                                                                               (298) VIF REIT Index                     $___________
                                                                               Other:                                   $___________

                    ______ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC0223 Rev1204                                              Page 3 of 5                                                    Rev0413
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[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation value)  ________% : ___________________________________________   _________% :_________________________________________
Use this section to  ________% : ___________________________________________   _________% :_________________________________________
apply for or make    ________% : ___________________________________________   _________% :_________________________________________
changes to Automatic ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of the   ________% : ___________________________________________   _________% :_________________________________________
variable divisions.  ________% : ___________________________________________   _________% :_________________________________________
Please refer to the  ________% : ___________________________________________   _________% :_________________________________________
prospectus for more  ________% : ___________________________________________   _________% :_________________________________________
information on the   ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing Option.
Note: Automatic      _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
Automatic
See investment
option  restrictions
in Box 3 above.

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[ ] AUTHORIZATION 8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if
    FOR TRANSACTIONS elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change
Complete this        allocations for future premium payments and monthly deductions.
section if you are
applying for or      Initial the designation you prefer:
revoking current     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or         ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm
e-service                   authorized to service my policy.
privileges.
                     AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or
                     e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                     ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE   9. Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of   Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

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[ ] TRANSFER OF  10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section if  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
you want to transfer
money between        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
divisions. The
minimum amount for   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfers is
$500.00. Withdrawals Transfer $_______ or ______% from ____________________________________ to ____________________________________.
from the AGL
Declared Fixed       Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Interest Account to
a Variable Division  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
may only be made
within the 60 days   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
after a policy
anniversary. See     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer limitations
outlined in          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.
See investment option
restrictions in Box 3
above.


AGLC0223 REV1204                                                 Page 4 of 5                                                 Rev0413
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[ ] REQUEST FOR  11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/       ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
Use this section to  ________ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in policy loan against  effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and
policy values. For   Variable Divisions in use.
detailed information
concerning these two _______________________________________________________________________________________________________________
options please refer
to your policy and   _______________________________________________________________________________________________________________
its related
prospectus. If       _______________________________________________________________________________________________________________
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

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[ ] NOTICE OF    12. The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING      subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state
Complete this        income tax may also be required by your state of residence. You may elect not to have withholding apply by section if you have  checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you
applied for a        do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur partial surrender in penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.
Section 11.
                     Check one: ______ I DO want income tax withheld from this distribution.

                                ______ I DO NOT want income tax withheld from this distribution.

                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

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[ ] ELECTRONIC   13. American General Life Insurance Company ("AGL") is capable of providing contract and investment option
    DELIVERY         prospectuses, supplements, statements of additional information, and reports via e-mail.  In order to deliver
    CONSENT          these documents via e-mail, we must obtain your consent to this type of delivery format.

                     This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the following communications via e-mail:
Complete this           .>> Contract prospectuses and supplements
section for             .>> Investment option prospectuses and supplements
electronic              .>> Statements of additional information
delivery of             .>> Annual and semi-annual investment option reports
documents.
                     This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, P.O. Box 4880, Houston, Texas 77210-4880,
                     Attn: Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                     In order to participate in this delivery method, you must have access to the following:
                        .>> Browser software, such as Microsoft Internet Explorer, or equivalent
                        . Communication access to the Internet

                     Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer.
                     Materials will be published using Portable Document Format (PDF).  In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                     http://www.adobe.com/products/acrobat/readstep2.html.

                     We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies.  You must notify us every time you change your e-mail address.

                     Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above.  Your e-mail address will not be sold or distributed to third parties.

                     By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                     I consent to receive electronic delivery of the documents specified above.

                     _____________________          ________________________________________________________________________________
                       Initials of Owner                Please provide your e-mail address

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[ ] AFFIRMATION/ 14. ---------------------------------------------------------------------------------------------------------------
   SIGNATURE         CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
Complete this        TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C)
section for ALL      OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
requests.            THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                     ---------------------------------------------------------------------------------------------------------------

                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF JOINT OWNER                               SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF ASSIGNEE                                  SIGNATURE OF WITNESS


AGLC0223 Rev1204                                              Page 5 of 5                                                    Rev0413
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